NATURAL GAS DISTRIBUTION SEGMENT
RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

Southwest Gas Corporation (Southwest Gas) is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN), and the California Public Utilities Commission (CPUC). These commissions regulate public utility rates, practices, facilities, and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of Southwest Gas, Great Basin Gas Transmission Company (Great Basin), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of Southwest Gas' ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site:	www.azcc.gov
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX:	(602) 542-4100

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site:	www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX:	(415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site:	http://puc.nv.gov
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX:	(775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Great Basin	888 First Street, N.E.	Web site:	www.ferc.gov
Washington, DC 20426
	(202) 502-8400	FAX:	(202) 208-2268

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
April 2023

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Jim O’Connor	Rep.	Term ends	01/01/2025
	Commissioner Kevin Thompson	Rep.	Term ends	01/01/2027
	Commissioner Nick Myers	Rep.	Term ends	01/01/2027
	Commissioner Anna Tovar	Dem.	Term ends	01/01/2025
	Commissioner Lea Márquez Peterson	Rep.	Term ends	01/01/2025
Executive Director Doug Clark
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Alice Bushing Reynolds	Dem.	Term ends	12/31/2026
	Commissioner Genevieve A. Shiroma	Dem.	Term ends	12/31/2024
	Commissioner Darcie Houck	Dem.	Term ends	12/31/2026
	Commissioner John Reynolds	Dem.	Term ends	12/31/2028
	Commissioner Karen Douglas	Dem.	Term ends	12/31/2028
Executive Director Rachel Peterson
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairwoman Hayley Williamson	Dem.	Term ends	04/29/2023
	Commissioner Tammy Cordova	N.P.	Term ends	06/21/2024
	Commissioner C.J. Manthe	Rep.	Term ends	09/30/2025
Executive Director Stephanie Mullen
FERC
Up to five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Willie L. Phillips	Dem.	Term ends	06/30/2026
	Commissioner James Danly	Rep.	Term ends	06/30/2023
	Commissioner Allison Clements	Dem.	Term ends	06/30/2024
	Commissioner Mark C. Christie	Rep.	Term ends	06/30/2025
Secretary Kimberly D. Bose

NATURAL GAS DISTRIBUTION SEGMENT
SUMMARY OF KEY REGULATORY FILINGS

					ADDITIONAL	ADDITIONAL	PERCENT	OVERALL	RATE OF
					MARGIN	MARGIN	AUTHORIZED	RATE OF	RETURN ON	COMMON
	FILING	TEST	FILING	EFFECTIVE	REQUESTED	AUTHORIZED	OF REQUESTED	RETURN	COMMON EQUITY	EQUITY
JURISDICTION	TYPE [1]	PERIOD	DATE	DATE	($mm)	($mm) [2]	AMOUNTS	GRANTED	GRANTED	RATIO
NEVADA
Docket No. 20-05028 (SNV) [3]	VIER		05/27/19	01/01/21	(1.8)	(1.8)	100	6.52	9.25	49.26
Docket No. 21-09034 (SNV)	GIR		09/30/21	01/01/22	(1.7)	(1.7)	100	6.52	9.25	49.26
Docket No. 21-09034 (NNV)	GIR		09/30/21	01/01/22	(0.2)	(0.2)	100	6.75	9.25	49.26
Docket No. 21-09001 (SNV) [4]	GRC	05/31/21	09/01/21	04/01/22	21.3	12.8	60	6.30	9.40	50.00
Docket No. 21-09001 (NNV) [4]	GRC	05/31/21	09/01/21	04/01/22	2.5	1.3	53	6.56	9.40	50.00
Docket No. 22-11017 (SNV) [3]	VIER		11/15/22	TBD	1.1	TBD	TBD	TBD	TBD	TBD

ARIZONA
Docket No. G-01551A-16-0107	COYL		02/27/19	11/07/19	3.2	0.0	50	7.42	9.50	51.70
Docket No. G-01551A-16-0107	VSP		02/27/19	11/07/19	9.5	0.0	30	5.71	9.50	51.70
Docket No. G-01551A-19-0055	GRC	01/31/19	05/01/19	01/01/21	80.7	36.8	46	7.03	9.10	51.10
Docket No. G-01551A-19-0055	COYL		05/28/21	11/09/21	13.7	13.7	100	7.42	9.50	51.70
Docket No. G-01551A-19-0055 [5]	VSP		05/28/21	11/09/21	59.9	59.9	100	5.71	9.50	51.70
Docket No. G-01551A-19-0055	COYL		02/28/22	06/01/22	3.4	3.4	100	7.03	9.10	51.10
Docket No. G-01551A-21-0368	GRC	08/31/21	12/03/21	02/01/23	90.7	54.28	60	6.73	9.30	50.00
Docket No. G-01551A-21-0368	COYL		02/28/23	TBD	4.3	TBD	TBD	TBD	TBD	TBD

CALIFORNIA
Application 19-08-015 (SCA)	GRC	12/31/21	08/30/19	04/01/21	6.8	3.0	44	7.11	10.00	52.00
Application 19-08-015 (NCA/SLT)	GRC	12/31/21	08/30/19	04/01/21	6.0	3.4	57	7.44	10.00	52.00
Advice Letter No. 1117 (SCA)	Attrition		11/27/19	01/01/20	2.1	2.1	100	6.83	10.10	55.00
Advice Letter No. 1117 (NCA/SLT)	Attrition		11/27/19	01/01/20	0.8	0.8	100	8.18	10.10	55.00
Advice Letter No. 1191 (SCA)	Attrition		11/24/21	01/01/22	2.2	2.2	100	7.11	10.00	52.00
Advice Letter No. 1191 (NCA/SLT)	Attrition		11/24/21	01/01/22	0.9	0.9	100	7.44	10.00	52.00
Advice Letter No. 1195 (NCA)	Attrition		12/22/21	02/01/22	0.1	0.1	100	7.44	10.00	52.00
Advice Letter No. 1235 (SCA)	Attrition		11/24/21	01/01/23	1.9	1.9	100	7.11	10.00	52.00
Advice Letter No. 1235 (NCA/SLT)	Attrition		11/24/21	01/01/23	0.3	0.3	100	7.44	10.00	52.00
Advice Letter No. 1241 (NCA)	Attrition		12/22/21	02/01/23	1.3	1.3	100	7.44	10.00	52.00

FERC
Docket No. RP14-540	GRC	08/31/14	02/28/14	09/01/14	9.0	2.4	27	[6]	[6]	[6]
Docket No. CP14-509 (2015 Elko Expansion)	Expansion		06/27/14	01/06/16	6.0	6.0	100	[7]	[7]	[7]
Docket No. CP17-471 (2018 Expansion)	Expansion		07/05/17	11/26/18	3.3	3.3	100	[7]	[7]	[7]
Docket No. RP19-1291	GRC	11/30/19	05/31/19	12/01/19	7.1	(0.7)	NM	[8]	[8]	[8]

[1] GRC = General Rate Case; VIER = Variable Interest Expense Recovery Mechanism; GIR=Gas Infrastructure Replacement; COYL=Customer Owned Yard Lines;
Attrition = Annual Attrition Filing and Automatic Trigger Mechanism for Cost of Capital; VSP = Vintage Steel Pipe.
[2] Authorized amounts do not include the effect of lower depreciation rates, which contribute to an increase in operating income.
[3] Represents the net change in margin resulting from the Average Variable Interest Rate (AVIR).
[4] Additional margin requested reflects amounts requested at certification, excluding $4.9M associated with non cost-of-service COVID regulatory asset and contract revenues adjustment.
[5] Effective 11/1/2021, rate to recover revenue begins 3/1/2022 with recovery over 3 years.
[6] Stipulation - Not Identified in Order. Decision authorized a pre-tax rate of return of 11.50 percent.
[7] Stipulation in Docket No. RP14-540 authorized a pre-tax rate of return of 11.50 percent.
[8] Stipulation - Not Identified in Order. Stipulation authorized pre-tax rate of return of 9.90 percent.

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Results of Consolidated Operations
Contribution to net income - natural gas distribution	$154,380	$187,135	$159,118	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169
Contribution to net income - utility infrastructure services*	2,065	40,420	74,862	52,404	44,977	38,360	32,618	26,692	24,254	21,151
Contribution to net income (loss) - pipeline and storage***	(283,733)	—	—	—	—	—	—	—	—	—
Contribution to net income (loss) - corporate and administrative*	(76,002)	(26,776)	(1,656)	(1,639)	(1,542)	(1,337)	—	—	—	—
Net income (loss)*	$(203,290)	$200,779	$232,324	$213,936	$182,277	$193,841	$152,041	$138,317	$141,126	$145,320

Basic earnings (loss) per share	$(3.10)	$3.39	$4.15	$3.94	$3.69	$4.04	$3.20	$2.94	$3.04	$3.14
Diluted earnings (loss) per share	$(3.10)	$3.39	$4.14	$3.94	$3.68	$4.04	$3.18	$2.92	$3.01	$3.11

Average common shares	65,558	59,145	55,998	54,245	49,419	47,965	47,469	46,992	46,494	46,318
Average shares (assuming dilution)	65,558	59,259	56,076	54,312	49,476	47,991	47,814	47,383	46,944	46,758

Results of Natural Gas Distribution
Gas operating revenues	$1,935,069	$1,521,790	$1,350,585	$1,368,939	$1,357,728	$1,302,308	$1,321,412	$1,454,639	$1,382,087	$1,300,154
Net cost of gas sold	789,216	430,907	342,837	385,164	419,388	355,045	397,121	563,809	505,356	436,001
Operating margin	1,145,853	1,090,883	1,007,748	983,775	938,340	947,263	924,291	890,830	876,731	864,153
Operations and maintenance expense **	491,928	438,550	406,382	422,174	404,813	391,321	381,964	369,832	368,313	361,422
Depreciation and amortization	263,043	253,398	235,295	215,620	191,816	201,922	233,463	213,455	204,144	193,848
Taxes other than income taxes	83,197	80,343	63,460	62,328	59,898	57,946	52,376	49,393	47,252	45,551
Operating income	307,685	318,592	302,611	283,653	281,813	296,074	256,488	258,150	257,022	263,332
Other income (deductions)**	(6,884)	(4,559)	(6,590)	9,517	(17,240)	(6,388)	(11,484)	(21,075)	(8,254)	(11,231)
Net interest deductions	115,880	97,560	101,148	95,026	81,740	69,733	66,997	64,095	68,299	62,555
Income before income taxes	184,921	216,473	194,873	198,144	182,833	219,953	178,007	172,980	180,469	189,546
Income tax expense	30,541	29,338	35,755	34,973	43,991	63,135	58,584	61,355	63,597	65,377
Contribution to consolidated net income	$154,380	$187,135	$159,118	$163,171	$138,842	$156,818	$119,423	$111,625	$116,872	$124,169

*Reflects transaction-related deal and financing costs associated with MountainWest and Riggs Distler acquisitions in 2021, as well as stockholder activism/settlement and strategic review costs in 2022. To a lesser extent, acquisition and related financing costs were reflected in utility infrastructure services results in earlier periods.
**To reflect the impacts of the Company's 2018 adoption of the Financial Accounting Standards Board ("FASB") update, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost," non-service components of these costs have been reclassified from Operations and maintenance expense to Other income (deductions) for 2013-2017, with no impact to earnings overall.
***Reflects results at MountainWest including impairment loss.

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2022*	2021**	2020	2019	2018	2017	2016	2015	2014	2013
ASSETS
Net regulated operations plant	$7,024,500	$7,594,022	$6,176,081	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108
Other property and investments	1,281,172	1,316,479	834,245	784,173	623,551	428,180	342,343	313,531	326,743	260,871
Restricted cash	—	—	—	—	—	—	—	—	821	—
Current assets	3,707,662	1,614,767	871,013	859,856	839,769	657,032	533,307	558,174	606,611	494,672
Noncurrent assets	1,183,280	2,239,989	854,514	840,822	801,171	628,204	573,505	595,895	615,739	323,523
Total assets	$13,196,614	$12,765,257	$8,735,853	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174
CAPITALIZATION
Common stock equity	$2,355,932	$1,886,268	$1,667,978	$1,523,574	$1,360,425	$1,005,052	$952,235	$945,455	$899,534	$888,507
Accumulated other comprehensive income (loss), net	(44,242)	(46,761)	(61,003)	(56,732)	(52,668)	(47,682)	(48,008)	(50,268)	(50,175)	(41,698)
Retained earnings	747,069	1,114,313	1,067,978	1,039,072	944,285	857,398	759,263	699,221	639,164	567,714
Noncontrolling interests	—	—	—	—	(452)	(2,365)	(2,217)	(2,083)	(2,257)	(2,128)
Redeemable noncontrolling interests	159,349	196,717	165,716	84,542	81,831	—	22,590	16,108	20,042	—
Long-term debt, less current maturities	4,403,299	4,115,684	2,732,200	2,300,482	2,107,258	1,798,576	1,549,983	1,551,204	1,631,374	1,381,327
Total capitalization	$7,621,407	$7,266,221	$5,572,869	$4,890,938	$4,440,679	$3,610,979	$3,233,846	$3,159,637	$3,137,682	$2,793,722
LIABILITIES
Current maturities of long-term debt	$44,557	$297,324	$40,433	$163,512	$33,060	$25,346	$50,101	$19,475	$19,192	$11,105
Current liabilities	3,378,406	2,814,725	871,534	916,349	905,585	790,535	578,274	515,570	450,925	423,059
Deferred income taxes and investment tax credits	682,067	768,868	647,453	599,840	529,201	476,960	840,653	769,445	723,688	674,411
Other deferred credits and other long-term liabilities	1,470,177	1,618,119	1,603,564	1,599,409	1,449,204	1,333,246	878,252	894,558	876,810	662,877
Total liabilities	5,575,207	5,499,036	3,162,984	3,279,110	2,917,050	2,626,087	2,347,280	2,199,048	2,070,615	1,771,452
Total capitalization and liabilities	$13,196,614	$12,765,257	$8,735,853	$8,170,048	$7,357,729	$6,237,066	$5,581,126	$5,358,685	$5,208,297	$4,565,174
*Reflects MountainWest and related companies' assets/liabilities overall classified as current assets and liabilities held for sale. A Purchase and Sale Agreement was entered on December 14, 2022, and the sale closed on February 14, 2023.
**Reflects the acquisition of MountainWest and related entities, and the parent company of Riggs Distler, Inc., which closed on December 31, 2021 and August 27, 2021, respectively. Other smaller acquisitions are reflected, where relevant, in earlier periods.

NATURAL GAS DISTRIBUTION SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
From operating activities	$284,403	$25,245	$424,061	$367,794	$382,502	$309,216	$507,224	$497,500	$288,534	$265,290
From investing activities	(654,708)	(586,042)	(677,412)	(759,842)	(669,392)	(557,384)	(446,238)	(416,727)	(328,645)	(304,189)
From financing activities	383,437	558,418	253,932	400,575	280,906	267,090	(63,339)	(74,159)	23,413	44,947
Net change in cash	$13,132	$(2,379)	$581	$8,527	$(5,984)	$18,922	$(2,353)	$6,614	$(16,698)	$6,048

NATURAL GAS DISTRIBUTION SEGMENT
REGULATED OPERATIONS PLANT	AT DECEMBER 31,
(In thousands)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Distribution	$8,039,793	$7,506,489	$7,078,656	$6,581,043	$6,049,380	$5,600,769	$5,198,531	$4,935,730	$4,655,640	$4,410,598
General	505,109	496,643	515,879	467,274	416,643	396,252	382,084	365,865	356,072	324,490
Transmission	399,357	397,590	400,657	391,864	386,159	363,396	349,981	312,996	312,300	313,306
Intangible	392,459	383,307	273,811	259,097	243,694	232,566	226,754	205,782	198,457	171,193
Construction work in progress	244,750	183,485	211,429	185,026	193,028	125,248	111,177	119,805	74,332	101,413
Other	117,189	117,546	114,997	113,943	38,363	36,661	36,410	34,914	34,680	33,612
Accumulated depreciation & amortization	(2,674,157)	(2,538,508)	(2,419,348)	(2,313,050)	(2,234,029)	(2,231,242)	(2,172,966)	(2,084,007)	(1,973,098)	(1,868,504)
Net regulated operations plant	$7,024,500	$6,546,552	$6,176,081	$5,685,197	$5,093,238	$4,523,650	$4,131,971	$3,891,085	$3,658,383	$3,486,108

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Distribution	$212,077	$184,674	$175,408	$184,193	$185,176	$186,860	$188,064	$181,249	$170,377	$174,129
Administrative and general*	180,858	171,390	162,659	167,553	151,157	135,569	123,246	114,501	122,532	107,874
Customer accounts	73,598	60,050	48,466	49,057	47,719	48,937	51,024	51,071	50,200	53,809
Transmission	17,188	14,054	12,599	15,938	15,020	13,744	13,666	14,779	15,792	15,864
Production and storage expenses	7,513	7,247	6,642	4,869	4,885	5,256	4,889	5,052	4,960	5,054
Customer service and informational	654	1,076	575	516	827	935	1,050	3,165	4,440	4,677
Sales	40	59	33	48	29	20	25	15	12	15
Total operations and maintenance expenses*	$491,928	$438,550	$406,382	$422,174	$404,813	$391,321	$381,964	$369,832	$368,313	$361,422
* To reflect the impacts of the Company's 2018 adoption of the update to FASB Topic 715, all periods presented exclude non-service components of net periodic pension and other postretirement benefit cost. For 2013-2017, these costs have been reclassified from Administrative and general expense (as a practical expedient), as if initially reflected there, to Other income (deductions). Non-service cost in periods prior to 2018 were actually initially recognized in a number of categories of expense, and to a more limited extent, in regulated operations plant on the balance sheet, through an overhead loading process.

NATURAL GAS DISTRIBUTION SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Residential	2,109,902	2,072,889	2,039,226	1,997,418	1,964,355	1,932,332	1,902,227	1,874,852	1,849,555	1,824,008
Small commercial	84,431	83,242	82,036	81,603	80,676	80,047	79,437	78,833	78,230	77,848
Large commercial	976	977	990	987	992	1,016	1,042	1,043	1,086	1,076
Industrial / Other	392	373	342	336	329	332	318	318	341	333
Transportation	1,069	1,038	989	958	955	929	905	879	833	812
Total customers	2,196,770	2,158,519	2,123,583	2,081,302	2,047,307	2,014,656	1,983,929	1,955,925	1,930,045	1,904,077
Annual customer growth rate	1.8%	1.7%	1.8%	1.7%	1.6%	1.5%	1.4%	1.3%	1.4%	1.5%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Residential	81,392	76,811	80,068	81,839	69,702	67,427	68,463	65,542	61,738	74,133
Small commercial	33,499	31,051	29,316	33,322	30,534	29,767	29,452	28,512	27,658	29,804
Large commercial	10,004	9,490	9,124	9,933	9,255	9,256	9,095	9,228	9,439	10,276
Industrial / Other	5,005	5,104	5,316	4,255	3,775	3,382	3,028	3,097	3,238	5,021
Transportation	92,519	94,955	98,328	100,799	105,055	97,441	97,056	103,571	90,669	103,792
Total system throughput	222,419	217,411	222,152	230,148	218,321	207,273	207,094	209,950	192,742	223,026

OPERATING MARGIN BY CLASS*	YEAR ENDED DECEMBER 31,
(In thousands)	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Residential	$808,910	$774,716	$717,581	$686,886	$647,209	$657,574	$640,157	$623,828	$612,641	$601,076
Small commercial	162,692	153,492	138,272	142,798	145,250	144,096	142,490	136,344	136,272	133,474
Large commercial	29,303	26,021	23,618	23,138	22,822	22,232	22,450	22,249	23,412	25,171
Industrial / Other	14,889	14,703	10,293	8,464	8,251	7,495	7,177	6,937	6,477	7,735
Transportation	130,059	121,951	117,984	122,489	114,808	115,866	112,017	101,472	97,929	96,697
Total operating margin	$1,145,853	$1,090,883	$1,007,748	$983,775	$938,340	$947,263	$924,291	$890,830	$876,731	$864,153
*Includes allocations of miscellaneous, unbilled, and other operating revenues.

MARKET PRICE PER SHARE	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
High	$95.62	$73.54	$81.62	$92.94	$85.97	$86.87	$79.58	$63.68	$64.20	$56.03
Low	59.51	57.00	45.68	73.27	62.54	72.32	53.51	50.78	47.21	42.02
Close [1]	61.88	70.05	60.75	75.97	76.50	80.48	76.62	55.16	61.81	55.91

	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Common shares outstanding (in thousands) [1]	67,119	60,422	57,193	55,007	53,026	48,090	47,482	47,378	46,523	46,356
Dividend yield [1]	4.0%	3.4%	3.8%	2.9%	2.7%	2.5%	2.3%	2.9%	2.4%	2.4%
Dividends declared per share [2]	$2.48	$2.38	$2.28	$2.18	$2.08	$1.98	$1.80	$1.62	$1.46	$1.32
Price / Earnings ratio [1,5]	(19.96)	20.66	14.64	19.28	20.73	19.92	23.94	18.76	20.33	17.81
Return on equity - total company [2,5]	(6.2)%	7.1%	9.0%	9.0%	9.3%	11.2%	9.3%	8.9%	9.7%	10.6%
Return on equity - gas distribution segment only [2]	6.0%	7.8%	7.5%	8.5%	8.2%	10.0%	7.7%	7.6%	8.5%	9.6%
Book value per share [1]	$45.57	$48.89	$46.77	$45.56	$42.63	$37.74	$35.03	$33.65	$32.03	$30.51

NATURAL GAS DISTRIBUTION SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Actual	1,835	1,627	1,767	1,917	1,531	1,478	1,613	1,512	1,416	1,918
Ten-year average	1,645	1,637	1,676	1,701	1,694	1,733	1,771	1,792	1,816	1,876

	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
Number of gas distribution segment employees [1]	2,351	2,286	2,272	2,295	2,312	2,285	2,247	2,219	2,196	2,220
Customers / Employee [1]	934	945	935	907	886	882	883	881	879	858
Operations & maintenance expense / Customer [2,3,6]	$228	$212	$204	$213	$211	$207	$206	$204	$202	$206
Weighted average cost of gas (per therm) [2,4]	$0.68	$0.64	$0.28	$0.36	$0.31	$0.44	$0.37	$0.44	$0.55	$0.42
Construction expenditures (in thousands) [2]	$683,131	$601,983	$692,216	$778,748	$682,869	$560,448	$457,120	$438,289	$350,025	$314,578
[1] At December 31,
[2] For the year ended December 31,
[3] Includes non-service components of net periodic pension and other postretirement benefit cost in calculation.
[4] Gas cost in 2021 includes impacts of the significant price runup during Winter Storm Uri. Gas cost in 2022 spiked due to numerous market forces including historically low storage levels, unexpected upstream pipeline maintenance events, and cold weather conditions across the western region in the latter part of 2022.
[5] In 2022, includes the impact of a goodwill impairment and cost to sell MountainWest-related entities.
[6] As throughout this report, information for the natural gas distribution segment includes information (to the extent relevant) of the interstate pipeline operations of its subsidiaries, having a very small number of customers in relation to expenses incurred in related operations.

NATURAL GAS DISTRIBUTION SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-22		Twelve Months Ended 12-31-21
Southern Nevada
Commercial	9,271,761	$9,982,123	8,699,485	$9,868,220
Industrial	5,509,169	3,987,516	5,248,141	4,098,538
Power Generation	33,544,695	16,207,518	38,590,851	15,543,361
Southern Nevada Totals	48,325,625	$30,177,157	52,538,477	$29,510,119

Northern Nevada (1)
Commercial	1,796,983	$1,663,135	1,738,886	$1,765,041
Industrial	7,098,616	3,460,869	7,485,521	3,940,960
Power Generation	7,220,549	3,927,002	6,559,848	3,539,804
Resale	9,654,227	29,945,701	9,099,326	30,338,023
Northern Nevada Totals	25,770,375	$38,996,707	24,883,581	$39,583,828

(1)	Includes transportation customers of Great Basin Gas Transmission Company, a wholly owned subsidiary of Southwest Gas Corporation.

NATURAL GAS DISTRIBUTION SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-22		Twelve Months Ended 12-31-21
Southern Arizona
Commercial	1,663,227	$4,819,498	1,533,975	$4,136,228
Industrial	1,004,626	1,930,588	952,717	2,389,799
Power Generation	1,632,235	4,187,566	1,613,186	3,626,466
Irrigation	455,344	1,606,239	505,717	1,809,212
Southern Arizona Totals	4,755,432	$12,543,891	4,605,595	$11,961,705

Central Arizona
Commercial	5,294,661	$15,321,824	4,921,949	$13,204,737
Industrial	5,363,545	15,844,208	4,969,795	12,613,073
Power Generation	1,205,797	1,461,189	1,160,352	1,406,969
Irrigation	1,438,776	3,431,656	1,489,147	3,092,292
Central Arizona Totals	13,302,779	$36,058,877	12,541,243	$30,317,071

NATURAL GAS DISTRIBUTION SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-22		Twelve Months Ended 12-31-21
Southern California
Commercial	346,293	$1,758,785	352,690	$1,206,169
Industrial (1)	—	—	(1,761)	32,094
Power Generation (1)	18,230	146,750	35,375	207,589
Southern California Totals	364,523	$1,905,535	386,304	$1,445,852

Total Company (2)
Commercial	18,372,925	$33,545,365	17,246,985	$30,180,395
Industrial	18,975,956	25,223,181	18,654,413	23,074,464
Power Generation	43,621,506	25,930,025	47,959,612	24,324,189
Resale	9,654,227	29,945,701	9,099,326	30,338,023
Irrigation	1,894,120	5,037,895	1,994,864	4,901,504
TOTAL COMPANY	92,518,734	$119,682,167	94,955,200	$112,818,575

(1)
California Industrial transportation customer, moving to sales service at the end of 2020, had a volumetric imbalance on Southwest’s system at that time, which it traded in January 2021. Additionally, multiple California Power Generation customers moved to sales service during 2021.

(2)	Includes transportation customers of Great Basin Gas Transmission Company, a wholly owned subsidiary of Southwest Gas Corporation.